EXHIBIT 10.25

AMENDMENT TO
CAPITAL CONTRIBUTION AGREEMENT

THIS AMENDMENT TO CAPITAL CONTRIBUTION AGREEMENT (the “Agreement”) is made and entered into as of January 12, 2006 by and among IQ MICRO INC. (formerly IQ Medical Corp.), a Colorado corporation (“IQMC”), and OSMOTEX USA, INC., a Florida corporation (“Osmotex”) (individually, the “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Capital Contribution Agreement, on June 9, 2005, (the “Original Agreement");

WHEREAS, the Parties and Osmotex AS entered into the Amended and Restated Technology License Agreement (the “License Agreement”) on January 12, 2006, attached hereto as Exhibit A; and

WHEREAS, the Parties desire to amend the Original Agreement to reflect IQMC’s payment of a license fee to Osmotex; and

WHEREAS, Section 6.3 of the Original Agreement provides that the Original Agreement may only be amended by a subsequent writing signed by all Parties; and

WHEREAS, the Parties wish to document their agreement regarding these matters in this Agreement.

 NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, and for other valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. Recitals. The foregoing recitals are true and correct. Each of the foregoing recitals to this Agreement are hereby incorporated into and made a part of this Agreement.

2. Definitions. Unless indicated otherwise, each capitalized term used in this Agreement shall have the same meaning as set forth in the Original Agreement.

3. Amendment of Article 1 of the Agreement.

3.1 The heading of Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

“CAPITAL CONTRIBUTION; ISSUANCE OF SHARES; LICENSE FEE”

3.2 Section 1.1 of Article I is hereby deleted in its entirety and replaced with the following:

“(a) CAPITAL CONTRIBUTION AND ISSUANCE OF SHARES. Upon the terms and subject to the conditions set forth in this Agreement and in connection with the License Agreement, Osmotex contributed the Technology and Intellectual Property Rights (as defined in the License Agreement) (the “Capital Contribution”) to IQMC as a contribution to the capital of IQMC. IQMC accepted this Capital Contribution. In exchange for this Capital Contribution, IQMC issued 42,670,000 shares of its $0.0001 par value per share common stock (the “Shares”) to Osmotex.

(b) LICENSE FEE. IQMC made payment of a license fee in the amount of $300,000 (the “License Fee”) of which Osmotex hereby acknowledges receipt and further acknowledges that IQMC did pay the License Fee in full.”

4. Amendment to Section 2.3(c) of Article 2 of the Agreement. Section 2.3(c) of Article 2 is hereby deleted in its entirety and replaced with the following:

“Schedule 2.3(c) contains a true and complete list of all of the shareholders of record on December 29, 2005 of IQMC Capital Stock along with the amounts owned by each such party.”

5. Amendment to Section 2.4 of Article 2 of the Agreement. Section 2.4 of Article 2 is hereby deleted in its entirety and replaced with the following:

“INVESTMENTS; SUBSIDIARIES. Except as set forth in Schedule 2.4, IQMC currently does not have and has never owned any subsidiary corporation, partnership or other business entity and has never made any investments in any other corporation, partnership or other business entities.”

6. Amendment to Section 2.10 of Article 2 of the Agreement. Section 2.10 of Article 2 is hereby deleted in its entirety and replaced with the following:

“REAL PROPERTY. Except as set forth in Schedule 2.10, IQMC does not currently own or lease any real property and has never owned or leased any real property.”

7.Amendment to Section 2.14 of Article 2 of the Agreement. Section 2.14 of Article 2 is hereby deleted in its entirety and replaced with the following:

“MATERIAL CONTRACTS. Except as set forth in Schedule 2.14, IQMC is not a party to any material contract or agreement (oral or written).”

8. Amendment of Section 6.6 of Article 6 of the Agreement. Section 6.6 of Article 6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“NOTICES. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be (as elected by the Person giving such notice) hand delivered by messenger or courier service or mailed by registered or certified mail (postage prepaid), return receipt requested, addressed to:

IQMC:	IQ Micro Inc. Attention: Robert V. Rudman 500 Australian Avenue, Suite 700 West Palm Beach, FL 33401 561/514-0118
OSMOTEX:	Osmotex USA, Inc. c/o Osmotex AS Attention: Svein Milford Solheimsgaten 16A 5080 Bergen, Norway

or to such other address as any Party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered, if by messenger or courier service; and (b) either upon the date of receipt or refusal of delivery, if mailed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to Capital Contribution Agreement as of the date first above written.

IQ MICRO INC.

By:	/s/ Robert V. Rudman
Name: Robert V. Rudman
Its: Chief Financial Officer, Secretary and Treasurer

OSMOTEX USA, INC.

By:	/s/ Johnny Christiansen
Name: Johnny Christiansen
Its:

EXHIBIT A

AMENDED AND RESTATED TECHNOLOGY LICENSE AGREEMENT

SCHEDULE 2.3(c) CAPITAL STOCK
NAME AND ADDRESS	TOTAL SHARES	NAME AND ADDRESS	TOTAL SHARES

Albany Consulting, Inc. c/o OCRA, Companies House Tower Street Ramsey Isle of Man	1,500	ALEXIS CAPITAL, INC. 74900 Highway 111, #123 Indian Wells, CA 92210	1,000

Avalon Marketing Ltd. 500 Australian Avenue So., #619 West Palm Beach, FL 33401	1,750,000	Debora J. Borer 7400 E. Columbia Place Denver, CO 80231	100

John Burchette	250	Cede & Co. P.O. Box 20, Bowling Green Station New York, NY 10274	1,198,157

Abigail Doolittle 231 West 96th Street, #6C New York, NY 10025	125	Equity Investors, Inc. 4530 North 40th Street Phoenix, AZ 85018	100

Mary C. Fernandez P.O. Box 14411 Albuquerque, NM 87111	100	Gregory Frost Tanner Propp & Farber 99 Park Avenue New York, NY 10016	500

Golden Capital Securities Ltd. in Trust/Oxbridge Capital Limited Suite 168 1177 West Hastings Street Vancouver, B.C. Canada V6E 2K3	1,250,000	Hossian Hafizi & Nahid Hafizi, JTTEN 10409 NE 32nd Pl. Num. 8104 Bellevue, WA 98004-1981	100

Impact Trading, Inc. 1451 W. Cypress Creek Rd., #204 Ft. Lauderdale, FL 33309	1,250,000	Philip Johnston 26 King Street St. Pacome Quebec Canada GOL 3X0	1,750,000

Paul Kempin 29752 Baden Place Malibu, CA 90265	1,000	Lamlash Limited c/o Montague Sec Int’l Safety Square Bay Street & Bank Lane PO Box N-8303 Nassau BAHAMAS	100

SCHEDULE 2.3(c) CAPITAL STOCK (continued)
NAME AND ADDRESS	TOTAL SHARES	NAME AND ADDRESS	TOTAL SHARES

Millenium Capital Corporation 500 Australian Ave. So., #619 West Palm Beach, FL 33401	250,000	Millport Limited Suite No. 2, Seaton Place St. Heller, Jersey Channel Islands JE2 3QL	263

Montague Securities Int’l Saffrey Square Ste. 103A Bay Street Bank, LA Box N 8303 Nassau N.P. BAHAMAS	3,815	Osmotex, USA, Inc. c/o Gunster Yoakley & Stewart, P.A. Broward Financial Center 500 East Broward Blvd., #1400 Fort Lauderdale, FL 33394-3076	42,670,000

Donna Ann Perrotta 83 Throckmorton Lane Old Bridge, NJ 08857	750	Jonathan Pollon 461 Promontory Drive West Newport Beach, CA 92660	500

David Rapaport 11666 Montana Avenue Los Angeles, CA 90049	1,000	Richard D. Salpeter 3 Grove Isle Drive, Apt. 1705 Coconut Grove, FL 33133	427

Patrick J. Soltis 125 Armistead Ct. Duluth, GA 30097	10,438	Swiss Corp. International 125 Armistead Ct. Duluth, GA 30097	1,925

Mark Taggatz 350 Kachina Cr. Las Vegas, NV 89123	55,000	Keith Taylor-Sharpe 2169 Inglehart Avenue St. Paul, MN 55104	250

Teekachand Tiwari 924 N. Eighteenth Cr. #10 Hollywood, FL 33020	2,000	Derek Vanderryst 1023 West Lake Ft. Collins, CO 80523	100

SCHEDULE 2.4

INVESTMENTS; SUBSIDIARIES

On July 21, 2005, we formed IQ Micro (USA) Inc., a Florida corporation and our wholly-owned subsidiary.

SCHEDULE 2.10

REAL PROPERTY

Our executive office is located at 500 Australian Avenue, Suite 700, West Palm Beach, Florida, 33401. We have verbally agreed to a month-to-month lease for this single executive office in a shared office suite at a current lease rate of $2,500 per month.

SCHEDULE 2.14

MATERIAL CONTRACTS

1.	Plan of Merger Enclave Products, Ltd. by and between Enclave Products, Ltd., a Colorado corporation, and Enclave Products, Ltd., a Colorado corporation, dated March 29, 2004.
2.	Financing and Listing Agreement by and among IQ Medical Corp., Osmotex USA, Inc. and D.P. Martin & Associates, Inc., entered into on June 9, 2005.
3.	Amendment to Financing and Listing Agreement by and among IQ Micro Inc., Osmotex USA, Inc. and D.P. Martin & Associates, Inc., entered into on December 29, 2005.
4.	Capital Contribution Agreement by and among IQ Medical Corp. and Osmotex USA, Inc., entered into on June 9, 2005.
5.	Amended and Restated Technology License Agreement by and among IQ Micro Inc., Osmotex AS and Osmotex USA, Inc. entered into on January 12, 2006
6.	Securities Purchase Agreement by and among IQ Medical Corp. and Cornell Capital Partners, LP, dated as of August 12, 2005.
7.	Secured Convertible Debenture issued by IQ Medical Corp. to Cornell Capital Partners, LP, dated August 12, 2005.
8.	Warrant issued by IQ Medical Corp. to Cornell Capital Partners, LP, dated August 12, 2005.
9.	Escrow Agreement by and among IQ Medical Corp. and David Gonzalez, Esq., made and entered into as of August 12, 2005.
10.	Security Agreement by and between IQ Medical Corp. and Cornell Capital Partners, LP, entered into and made effective on August 12, 2005.
11.	Investor Registration Rights Agreement by and among IQ Medical Corp. and Cornell Capital Partners, LP, dated as of August 12, 2005.
12.	Securities Purchase Agreement by and among IQ Micro Inc. and Cornell Capital Partners, LP, dated as of November 30, 2005.
13.	Warrant issued by IQ Micro Inc. to Cornell Capital Partners, LP, dated November 30, 2005.
14.	Secured Convertible Debenture issued by IQ Micro Inc. to Cornell Capital Partners, LP, dated November 30, 2005.
15.	Amended and Restated Investor Registration Rights Agreement by and among IQ Micro Inc. and Cornell Capital Partners, LP, dated as of November 30, 2005.

SCHEDULE 2.14 MATERIAL CONTRACTS (continued)
16.	Amended and Restated Security Agreement by and between IQ Micro Inc. and Cornell Capital Partners, LP, entered into and made effective on November 30, 2005.
17.	Escrow Agreement by and among IQ Micro Inc. and David Gonzalez, Esq., made and entered into as of November 30, 2005.
18.	Management Agreement between I.Q. Medical Corp. and Robert Rudman, effective as of May 1, 2005.
19.	Management Agreement between I.Q. Micro Inc. and Jochri Consult AS, effective as of October 1, 2005.
20.	Consulting Agreement between Hawk Associates, Inc. and IQ Micro, made as of August 1, 2005 for investor relations and financial media relations services.
21.	Consulting Agreement between Hawk Associates, Inc. and IQ Micro, made as of September 1, 2005 for investor relations and financial media relations services.

* Anticipated to be executed on the same date as this Agreement.